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                                                                   EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ---------

 [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

  A U.S. NATIONAL BANKING ASSOCIATION                        41-1592157
   (Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national bank)               Identification No.)

   SIXTH STREET AND MARQUETTE AVENUE                           55479
         MINNEAPOLIS, MINNESOTA                              (Zip code)
(Address of principal executive offices)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
                               (Agent for Service)

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                           SYNAGRO TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

                 DELAWARE                                    76-0511324
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

      1800 BERING DRIVE, SUITE 1000                            77037
              HOUSTON, TEXAS                                (Zip code)
(Address of principal executive offices)

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                    9 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                       (Title of the indenture securities)


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Item 1. General Information.                          Furnish the following information as to the trustee:

                                                      (a)    Name and address of each examining or supervising
                                                             authority to which it is subject.

                                                             Comptroller of the Currency Treasury Department
                                                             Washington, D.C.

                                                             Federal Deposit Insurance Corporation Washington, D.C.

                                                             The Board of Governors of the Federal Reserve System
                                                             Washington, D.C.

                                                      (b)    Whether it is authorized to exercise corporate trust
                                                             powers.

                                                             The trustee is authorized to exercise corporate trust
                                                             powers.

Item 2. Affiliations with Obligor.                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                                                      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under
Item 13.

Item 15. Foreign Trustee.                             Not applicable.

Item 16. List of Exhibits.                            List below all exhibits filed as a part of this Statement of
                                                      Eligibility. Wells Fargo Bank Minnesota, National
                                                      Association incorporates by reference into this Form T-1 the exhibits attached hereto.

   Exhibit 1                                          a.     A copy of the Articles of Association of the trustee
                                                             now in effect.***

   Exhibit 2                                          a.     A copy of the certificate of authority of the trustee
                                                             to commence business issued June 28, 1872, by the
                                                             Comptroller of the Currency to The Northwestern
                                                             National Bank of Minneapolis.*

                                                      b.     A copy of the certificate of the Comptroller of the
                                                             Currency dated January 2, 1934, approving the
                                                             consolidation of The Northwestern National Bank of
                                                             Minneapolis and The Minnesota Loan and Trust Company
                                                             of Minneapolis, with the surviving entity being
                                                             titled Northwestern National Bank and Trust Company
                                                             of Minneapolis.*

                                                       c.    A copy of the certificate of the Acting Comptroller
                                                             of the Currency dated January 12, 1943, as to change
                                                             of corporate title of Northwestern National Bank and
                                                             Trust Company of Minneapolis to Northwestern
                                                             National Bank of Minneapolis.*
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                                                        d.    A copy of the letter dated May 12, 1983, from the
                                                              Regional Counsel, Comptroller of the Currency,
                                                              acknowledging receipt of notice of name change
                                                              effective May 1, 1983 from Northwestern National
                                                              Bank of Minneapolis to Norwest Bank Minneapolis,
                                                              National Association.*

                                                        e.    A copy of the letter dated January 4, 1988, from the
                                                              Administrator of National Banks for the Comptroller
                                                              of the Currency certifying approval of consolidation
                                                              and merger effective January 1, 1988 of Norwest Bank
                                                              Minneapolis, National Association with various other
                                                              banks under the title of "Norwest Bank Minnesota,
                                                              National Association."*

                                                        f.    A copy of the letter dated July 10, 2000, from the
                                                              Administrator of National Banks for the Comptroller
                                                              of the Currency certifying approval of consolidation
                                                              effective July 8, 2000 of Norwest Bank Minnesota,
                                                              National Association with various other banks under
                                                              the title of "Wells Fargo Bank Minnesota, National
                                                              Association."****

Exhibit 3.                                              A copy of the authorization of the trustee to exercise
                                                        corporate trust powers issued January 2, 1934, by the
                                                        Federal Reserve Board.*

Exhibit 4.                                              Copy of By-laws of the trustee as now in effect.***

Exhibit 5.                                              Not applicable.

Exhibit 6.                                              The consent of the trustee required by Section 321(b) of
                                                        the Act.

Exhibit 7.                                              A copy of the latest report of condition of the trustee
                                                        published pursuant to law or the requirements of its
                                                        supervising or examining authority.**

Exhibit 8.                                              Not applicable.

Exhibit 9.                                              Not applicable.

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*        Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 022-22555.

*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of April, 2002.


                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION

                                               /s/ Melissa A. Scott
                                               -----------------------
                                                   Melissa A. Scott
                                               Corporate Trust Officer


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                                    EXHIBIT 6

April 24, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                               Very truly yours,

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION

                                               /s/ Melissa A. Scott
                                               -----------------------
                                                   Melissa A. Scott
                                               Corporate Trust Officer